UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Park Plaza, Suite 1750 Irvine, California (Address of principal executive offices)	92614 (Zip Code)

(949) 354-6499

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	AEON	New York Stock Exchange American
Warrants to purchase common stock	AEON WS	New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by AEON Biopharma, Inc. (the “Company”) on July 27, 2023, (the “Original Report”), in which the Company reported, among other events, the completion of the Transactions. This Amendment No. 1 amends Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited condensed consolidated financial statements of AEON Biopharma, Inc., a Delaware corporation formerly known as AEON Biopharma, Inc. (“Old AEON”), as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022, and (b) the unaudited pro forma condensed combined financial information of Priveterra Acquisition Corp. (“Priveterra”) and Old AEON as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The (i) unaudited condensed consolidated financial statements of Old AEON as of March 31, 2023 and for the periods ended March 31, 2023 and 2022 and (ii) audited consolidated financial statements of Old AEON as of and for the years ended December 31, 2022 and 2021, and the related notes to the financial statements, are incorporated herein by reference from the Original Report. The unaudited condensed consolidated financial statements of Old AEON as of June 30, 2023 and for the periods ended June 30, 2023 and 2022 are filed as Exhibit 99.7 and incorporated herein by reference.

Also included herewith as Exhibit 99.8 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations for Old AEON for the three and six months ended June 30, 2023.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Priveterra and Old AEON as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 is incorporated herein by reference from the Original Report. The unaudited pro forma condensed combined financial information of Priveterra and Old AEON as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022 is filed as Exhibit 99.9 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.2	Consent of Ernst & Young LLP, Independent Public Accounting Firm.

99.7	Unaudited condensed consolidated financial statements of Old AEON as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022.

99.8	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Old AEON for the three and six months ended June 30, 2023.

99.9	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.

Date: August 11, 2023	By:	/s/ Marc Forth
	Name:	Marc Forth
	Title:	Chief Executive Officer